Exhibit 99.1

FOR RELEASE: IMMEDIATELY	Frank Leto, President, CEO
FOR MORE INFORMATION CONTACT:	610-581-4730
Mike Harrington, CFO
610-526-2466

Bryn Mawr Bank Corporation Reports Second Quarter

Net Income of $8.9 Million, Driven by Increases to Net Interest Income, Wealth Management Revenue, Reduced Provision;

Quarterly Dividend Increased by 5%

BRYN MAWR, Pa., July 22, 2016 - Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today reported net income of $8.9 million and diluted earnings per share of $0.52 for the three months ended June 30, 2016, as compared to $8.3 million, or $0.49 diluted earnings per share for the three months ended March 31, 2016 and $8.1 million, or $0.45 diluted earnings per share for the three months ended June 30, 2015.

On a non-GAAP basis, core net income, which excludes certain non-core income and expense items, as detailed in the appendix to this earnings release, was also $8.9 million, or $0.53 diluted earnings per share for the three months ended June 30, 2016 as compared to $8.3 million, or $0.49 diluted earnings per share for the three months ended March 31, 2016 and $9.0 million, or $0.50 diluted earnings per share for the three months ended June 30, 2015. Management believes the core net income measure is important in evaluating the Corporation’s performance on a more comparable basis between periods. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

“The results for the second quarter are promising, with the full effect of the first quarter loan growth having a significant impact on our net interest income,” commented Frank Leto, President and Chief Executive Officer, continuing, “in addition, our credit quality continues to be strong, with low charge-off and delinquency levels which are reflected in the reduced provision recorded this quarter.” Mr. Leto added, “As we saw in the first quarter of this year, we continue to experience the positive results stemming from the strategic decisions we made in 2015. We are beginning to reap the benefits of our significant investment in new technology, and the addition of new teams and talent to the organization.”

On July 21, 2016, the Board of Directors of the Corporation elected to increase the quarterly dividend by 5%, declaring a quarterly dividend of $0.21 per share, payable September 1, 2016 to shareholders of record as of August 2, 2016.

SIGNIFICANT ITEMS OF NOTE

Results of Operations – Second Quarter 2016 Compared to First Quarter 2016

●

Net income for the three months ended June 30, 2016 was $8.9 million, as compared to $8.3 million for the three months ended March 31, 2016. Largely accounting for the increase in net income was a $725 thousand increase in net interest income, a $965 thousand decrease in provision for loan and lease losses (the “Provision”) and a $599 thousand increase in fees for wealth management services between the periods. Partially offsetting these items were a $431 thousand decrease in insurance revenue, a $516 thousand increase in impairment of mortgage servicing rights (“MSRs”), and a $459 thousand increase in salaries and wages.

●

Net interest income for the three months ended June 30, 2016 was $26.6 million, an increase of $725 thousand from $25.9 million for the three months ended March 31, 2016. Portfolio loan balances as of June 30, 2016 increased by $45.0 million from March 31, 2016, however, the average balance of portfolio loans for the three months ended June 30, 2016 increased $101.7 million from the three months ended March 31, 2016, indicating that the loan growth during the first quarter of 2016 was weighted more toward the end of the quarter. Partially funding this growth in portfolio loans was an $83.6 million increase, during the second quarter of 2016, in average interest-bearing deposits, largely concentrated in the retail time deposit segment of the deposit portfolio.

●

The tax-equivalent net interest margin of 3.81% for the second quarter of 2016 decreased 6 basis points from 3.87% for the first quarter of 2016. The decrease was the result of a 4 basis point decrease in tax-equivalent yield earned on loans, coupled with increases in the tax-equivalent rates paid on interest-bearing deposits and borrowings of 7 basis points and 4 basis points, respectively. The contribution of fair value mark accretion to the tax equivalent net interest margin accounted for 17 basis points of the margin for the second quarter of 2016 as compared to 16 basis points for the first quarter of 2016.

●

Non-interest income for the three months ended June 30, 2016 increased $612 thousand from the first quarter of 2016. The increase was related to increases of $599 thousand and $136 thousand in fees for wealth management services and gain on sale of loans, respectively. Fees for wealth management services increased largely as a result of a rebound, during the second quarter, of the asset balances in wealth accounts whose fees are tied to market values. In addition, fees for tax services charged during the second quarter augmented this growth. Further, the gain on sale of loans increased as the mortgage banking strategic initiative continues to build. Partially offsetting these increases was a decrease of $431 thousand in insurance revenues. During the first quarter of 2016, the insurance division received a $434 thousand contingent commission from the insurance carriers which was not repeated in the second quarter of 2016.

●

Non-interest expense for the three months ended June 30, 2016 increased $1.2 million, to $26.3 million, as compared to $25.1 million for the first quarter of 2016. Largely contributing to the increase was the $516 thousand increase in impairment of MSRs recorded during the second quarter. This impairment was the result of increased expectations for the continuation of the low interest rate environment, partially driven by international events, which caused interest rates to fall at the end of the quarter. In addition, salaries and wages increased by $459 thousand from the first quarter of 2016, largely due to incentive accruals.

●

For the three months ended June 30, 2016, net loan and lease charge-offs totaled $254 thousand, as compared to $422 thousand for the first quarter of 2016. The Provision for the three months ended June 30, 2016 was $445 thousand, as compared to $1.4 million for the first quarter of 2016. As of June 30, 2016, certain metrics related to the credit quality of the loan portfolio, which included delinquency and nonperforming percentages, had improved from levels seen at March 31, 2016, resulting in a lower level of allowance for loan and lease losses (the “Allowance”).

Results of Operations – Second Quarter 2016 Compared to Second Quarter 2015

●

Net income for the three months ended June 30, 2016 was $8.9 million, or $0.52 diluted earnings per share, as compared to $8.1 million, or $0.45 diluted earnings per share for the same period in 2015. Significantly contributing to the increase in net income was a $1.6 million increase in net interest income, a $1.3 million reduction in due diligence, merger-related and merger integration costs, and a $405 thousand decrease in the Provision. Partially offsetting these improvements was a $621 thousand increase in impairment of MSRs, a $169 thousand decrease in fees for wealth management services and increases of $1.1 million and $407 thousand in salaries and wages and furniture, fixtures and equipment expense, respectively. In addition to the effect of the increase in net income, the $0.07 increase in diluted earnings per share was also partially the result of the share repurchase which occurred between June 30, 2015 and June 30, 2016.

●

Net interest income for the three months ended June 30, 2016 was $26.6 million, an increase of $1.6 million, or 6.2%, from $25.0 million for the same period in 2015. The increase in net interest income was largely related to the growth in average loan balances between the periods. Average loans and leases for the three months ended June 30, 2016 increased by $294.5 million from the same period in 2015. The increase in average loan balances was offset by a 22 basis point decrease in tax-equivalent yield earned on loans and leases. The net effect of the yield decrease and volume increase on average loans and leases was a $2.1 million increase in interest income on loans. On the liability side, an $88.5 million increase in average interest-bearing deposits and a $13.4 million increase in average borrowings resulted in a $736 thousand increase in interest expense between the periods. The tax-equivalent rate paid on deposits increased 7 basis points while that of borrowings increased by 49 basis points.

●

The tax-equivalent net interest margin of 3.81% for the three months ended June 30, 2016 was unchanged from the same period in 2015. The contribution of fair value mark accretion to the tax equivalent net interest margin accounted for 17 basis points of the margin for the second quarter of 2016 as compared to 23 basis points for the second quarter of 2015.

●

Non-interest income for the three months ended June 30, 2016 decreased $357 thousand as compared to the same period in 2015. Contributing to this decrease was a $169 thousand decrease in fees for wealth management services. In addition, decreases of $75 thousand and $58 thousand in gain on sale of OREO and loan servicing and other fees, respectively, also contributed to the decrease between periods. Partially offsetting these decreases was a $118 thousand increase in gain on sale of loans.

●

Non-interest expense for the three months ended June 30, 2016 increased $277 thousand, to $26.3 million, as compared to $26.0 million for the same period in 2015. Factors contributing to the increase were the $1.1 million increase in salaries and wages which were related to staff additions, incentive accruals and annual increases, a $621 thousand increase in impairment of MSRs related to the quarter-end market interest rate drop, which affected prepayment speeds, and a $407 thousand increase in furniture, fixtures and equipment expense, primarily related to the depreciation of the infrastructure improvements which were completed in 2015. Partially offsetting these increases was a $1.3 million decrease in due diligence, merger-related and merger integration costs.

●

The Provision for the three months ended June 30, 2016 of $445 thousand was a $405 thousand decrease from the same period in 2015. Although net loan and lease charge-offs for the second quarter of 2016 increased by $68 thousand from the same period in 2015, certain metrics related to the credit quality of the loan portfolio, which included delinquency and nonperforming percentages, improved as of June 30, 2016 as compared to June 30, 2015, resulting in a lower level of Allowance.

Financial Condition – June 30, 2016 Compared to December 31, 2015

●

Total portfolio loans and leases of $2.42 billion as of June 30, 2016 increased by $154.8 million, or 6.8%, from December 31, 2015. Loan growth was concentrated in the commercial mortgage, commercial and industrial, and construction categories, which increased $91.7 million, $14.2 million and $42.9 million, respectively, since December 31, 2015.

●

The Allowance as of June 30, 2016 was $17.0 million, or 0.70% of portfolio loans as compared to $15.9 million, or 0.70% of portfolio loans and leases, as of December 31, 2015. In addition to the ratio of Allowance to portfolio loans, management also calculates two non-GAAP measures: the Allowance as a percentage of originated loans and leases, which was 0.81% as of June 30, 2016, as compared to 0.84% as of December 31, 2015, and the Allowance plus the remaining loan mark as a percentage of gross loans, which was 1.30% as of June 30, 2016, as compared to 1.44% as of December 31, 2015. A reconciliation of these and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

●

Available for sale investment securities as of June 30, 2016 were $365.5 million, an increase of $16.5 million from December 31, 2015. Increases of $34.6 million in mortgage-related securities were partially offset by decreases of $15.4 million in U.S. government securities and $2.4 million in municipal obligations.

●

Total assets as of June 30, 2016 were $3.09 billion, an increase of $59.1 million from December 31, 2015. Increases in loans and leases and available for sale investment securities were partially offset by reductions in interest-bearing deposits with banks, which decreased by $104.1 million.

●

Wealth assets under management, administration, supervision and brokerage totaled $9.63 billion as of June 30, 2016, an increase of $1.27 billion, or 15.2%, from December 31, 2015. Despite this growth in assets, income related to these services grew only 4.9%, as more of the portfolio was comprised of assets held in lower-yielding fixed-fee accounts. Although the balances of wealth accounts whose fees are tied to their asset values are decreasing relative to the balances of fixed-fee accounts due to the strong growth of the latter, the growth in balances in the market-based accounts has been muted, in part, due to normal attrition of funds from these accounts, primarily through beneficiary spending, offsetting very solid new business development and strong account retention.

●

Deposits of $2.41 billion as of June 30, 2016 increased $157.0 million from December 31, 2015. Noninterest-bearing deposits increased by $62.5 million, retail time deposits and savings deposits increased by $49.8 million and $30.6 million, respectively, and wholesale time deposits increased by $60.1 million. These increases were partially offset by a $31.6 million decrease in money market accounts.

●

The capital ratios for the Bank and the Corporation, as of June 30, 2016, as shown in the attached tables, indicate levels well above the regulatory minimum to be considered “well capitalized.” At the Bank level, all capital ratios have increased from their December 31, 2015 levels, primarily due to increases in retained earnings, other comprehensive income and the $15.0 million capital infusion received from the Corporation in the first quarter of 2016. At the Corporation level, most capital levels remain below their December 31, 2015 levels largely due to asset growth, although most have increased from the March 31, 2016 levels.

EARNINGS CONFERENCE CALL

After discussions with many of our investors and other interested parties, the Corporation has decided to discontinue the practice of conducting the earnings conference calls beginning next quarter. As always, we will continue to be available to answer questions through our investor relations department which is listed on our website.

The Corporation will hold its second quarter 2016 earnings conference call at 8:30 a.m. Eastern Time on Friday, July 22, 2016. Interested parties may participate by dialing (toll-free) 1-877-504-8812 (international (toll) 1-412-902-6656). A recorded replay of the conference call will be available one hour after the conclusion of the call and will remain available through August 5, 2016. The recorded replay may be accessed by dialing (toll-free) 1-877-344-7529 (international (toll) 1-412-317-0088).The conference number is 10089216.

The conference call will be simultaneously broadcast live over the Internet through a webcast on the investor relations portion of the Bryn Mawr Bank Corporation website. To access the call, please visit the website at http://services.choruscall.com/links/bmtc160722. An online archive of the webcast will be available within one hour of the conclusion of the call. The Corporation has also recently expanded its Investor Relations website to include added resources and information for shareholders and interested investors. Interested parties are encouraged to utilize the expanded resources of the site for more information on Bryn Mawr Bank Corporation.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, that the integration of acquired businesses with the Corporation’s may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

# # # #

Bryn Mawr Bank Corporation

Summary Financial Information (unaudited)

(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Consolidated Balance Sheet (selected items)
Interest-bearing deposits with banks	$20,481	$33,954	$124,615	$100,980	$156,282
Investment securities (AFS, HTM and Trading)	371,906	369,461	352,916	344,872	353,525
Loans held for sale	11,882	7,807	8,987	8,721	15,363
Portfolio loans and leases	2,423,821	2,378,841	2,268,988	2,228,764	2,153,263
Allowance for loan and lease losses ("ALLL")	(17,036)	(16,845)	(15,857)	(15,935)	(14,959)
Goodwill and other intangible assets	126,888	127,777	128,668	129,694	130,631
Total assets	3,090,090	3,058,247	3,030,997	2,952,742	2,950,014
Deposits - interest-bearing	1,720,477	1,700,550	1,626,041	1,634,237	1,624,257
Deposits - non-interest-bearing	689,214	643,492	626,684	605,607	636,390
Short-term borrowings	19,119	37,010	94,167	24,264	26,406
Long-term FHLB advances and other borrowings	224,802	249,832	254,863	254,893	244,923
Subordinated notes	29,505	29,491	29,479	29,466	-
Total liabilities	2,717,623	2,693,070	2,665,286	2,584,587	2,568,916
Shareholders' equity	372,467	365,177	365,711	368,155	381,098

Average Balance Sheet (selected items)
Interest-bearing deposits with banks	$44,950	$39,050	$90,832	$165,723	$182,099	$42,000	$194,328
Investment securities (AFS, HTM and Trading)	371,153	360,957	354,239	356,028	351,080	366,055	362,571
Loans held for sale	7,844	5,481	7,531	10,527	6,735	6,662	5,111
Portfolio loans and leases	2,404,799	2,303,103	2,240,189	2,181,125	2,111,371	2,353,951	2,095,481
Total interest-earning assets	2,828,746	2,708,591	2,692,791	2,713,403	2,651,285	2,768,668	2,657,491
Goodwill and intangible assets	127,402	128,296	129,292	130,241	129,116	127,849	126,568
Total assets	3,089,953	2,973,148	2,959,011	2,981,308	2,910,701	3,031,550	2,914,408
Deposits - interest-bearing	1,717,252	1,633,651	1,611,574	1,644,976	1,628,759	1,675,451	1,644,456
Short-term borrowings	32,328	34,158	26,092	28,166	34,980	33,243	45,038
Long-term FHLB advances and other borrowings	236,248	250,015	254,880	248,606	249,678	243,131	257,963
Subordinated notes	29,496	29,482	29,471	18,190	-	29,489	-
Total interest-bearing liabilities	2,015,324	1,947,306	1,922,017	1,939,938	1,913,417	1,981,314	1,947,457
Total liabilities	2,723,838	2,612,276	2,593,651	2,604,704	2,531,547	2,668,056	2,539,175
Shareholders' equity	366,115	360,872	365,360	376,604	379,154	363,494	375,233

Bryn Mawr Bank Corporation

Summary Financial Information (unaudited)

(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Income Statement
Net interest income	$26,627	$25,902	$25,429	$24,833	$25,070	$52,529	$49,865
Provision for loan and lease losses	445	1,410	1,777	1,200	850	1,855	1,419
Noninterest income	13,820	13,208	13,668	13,350	14,177	27,028	28,942
Noninterest expense	26,259	25,051	46,951	25,403	25,982	51,310	53,411
Income tax expense (benefit)	4,823	4,375	(3,276)	4,084	4,296	9,198	8,364
Net income (loss)	8,920	8,274	(6,355)	7,496	8,119	17,194	15,613
Basic earnings per share	0.53	0.49	(0.37)	0.43	0.46	1.02	0.89
Diluted earnings per share	0.52	0.49	(0.37)	0.42	0.45	1.01	0.87
Net income (core) (1)	8,948	8,284	7,506	8,241	8,958	17,232	17,891
Basic earnings per share (core) (1)	0.53	0.49	0.44	0.47	0.51	1.02	1.01
Diluted earnings per share (core) (1)	0.53	0.49	0.44	0.46	0.50	1.02	1.00
Cash dividends paid per share	0.20	0.20	0.20	0.20	0.19	0.40	0.38
Profitability Indicators
Return on average assets	1.16%	1.12%	-0.86%	1.01%	1.12%	1.14%	1.08%
Return on average equity	9.80%	9.22%	-7.00%	8.01%	8.61%	9.51%	8.39%
Return on tangible equity(1)	16.00%	15.31%	-9.36%	13.25%	14.06%	15.66%	13.68%
Tax-equivalent net interest margin	3.81%	3.87%	3.77%	3.65%	3.81%	3.84%	3.80%
Efficiency ratio(1)	62.66%	61.75%	63.09%	60.97%	60.48%	62.21%	60.46%
Mortgage Banking Information
Mortgage loans originated	$64,893	$52,532	$55,867	$76,169	$63,285	$117,425	$57,467
Residential mortgage loans sold - servicing retained	26,944	25,965	24,063	30,515	28,204	52,909	24,240
Residential mortgage loans sold - servicing released	5,279	2,397	7,150	10,579	9,257	7,676	152
Total residential mortgage loans sold	$32,223	$28,362	$31,213	$41,094	$37,461	$60,585	$24,392
Residential mortgage loans serviced for others	$610,418	$605,366	$601,939	$601,999	$595,440
Share Data
Closing share price	$29.20	$25.73	$28.72	$31.07	$30.16
Book value per common share	$21.76	$21.48	$21.40	$21.94	$21.32
Tangible book value per common share	$14.60	$14.13	$13.89	$13.89	$14.08
Price / book value	134.19%	119.80%	134.19%	141.62%	141.48%
Price / tangible book value	200.05%	182.10%	206.84%	223.67%	214.17%
Weighted average diluted shares outstanding	17,025,037	16,883,193	17,129,234	17,834,298	18,054,663	16,954,116	17,979,426
Shares outstanding, end of period	16,824,564	16,801,801	17,071,523	17,166,323	17,786,293
Wealth Management Information:

Wealth assets under mgmt, administration, supervision and brokerage (2)	$9,632,521	$9,281,743	$8,364,805	$8,218,276	$8,536,024
Fees for wealth management services	$9,431	$8,832	$8,995	$9,194	$9,600

Bryn Mawr Bank Corporation

Summary Financial Information (unaudited)

(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Capital Ratios
Bryn Mawr Trust Company
Tier I capital to risk weighted assets ("RWA")	10.94%	10.69%	10.12%	11.96%	12.04%
Total (Tier II) capital to RWA	11.65%	11.39%	10.78%	12.64%	12.71%
Tier I leverage ratio	9.06%	9.15%	8.51%	9.75%	9.77%
Tangible equity ratio (1)	8.79%	8.53%	7.74%	8.84%	8.77%
Common equity Tier I capital to RWA	10.94%	10.69%	10.12%	11.96%	12.04%

Bryn Mawr Bank Corporation
Tier I capital to RWA	10.45%	10.22%	10.72%	11.56%	12.55%
Total (Tier II) capital to RWA	12.35%	12.13%	12.61%	13.50%	13.21%
Tier I leverage ratio	8.65%	8.76%	9.02%	9.44%	10.20%
Tangible equity ratio (1)	8.29%	8.10%	8.17%	8.45%	9.11%
Common equity Tier I capital to RWA	10.45%	10.22%	10.72%	11.56%	12.55%

Asset Quality Indicators

Net loan and lease charge-offs ("NCO"s)	$254	$422	$1,855	$224	$187	$676	$1,046
Nonperforming loans and leases ("NPL"s)	$9,617	$9,636	$10,244	$12,315	$8,996
Other real estate owned ("OREO")	784	756	2,638	1,010	843
Total nonperforming assets ("NPA"s)	$10,401	$10,392	$12,882	$13,325	$9,839

Nonperforming loans and leases 30 or more days past due	$5,599	$6,193	$5,678	$8,854	$7,302
Performing loans and leases 30 to 89 days past due	3,564	6,296	5,601	4,960	5,233
Performing loans and leases 90 or more days past due	-	-	-	-	-
Total delinquent loans and leases	$9,163	$12,489	$11,279	$13,814	$12,535

Delinquent loans and leases to total loans and leases	0.38%	0.52%	0.50%	0.62%	0.58%
Delinquent performing loans and leases to total loans and leases	0.15%	0.26%	0.25%	0.22%	0.24%
NCOs / average loans and leases (annualized)	0.04%	0.07%	0.33%	0.04%	0.04%	0.06%	0.10%
NPLs / total portfolio loans and leases	0.40%	0.41%	0.45%	0.55%	0.42%
NPAs / total loans and leases and OREO	0.43%	0.44%	0.56%	0.60%	0.45%
ALLL / NPLs	177.14%	174.81%	154.79%	129.40%	166.29%
ALLL / portfolio loans	0.70%	0.71%	0.70%	0.71%	0.69%
ALLL on originated loans and leases / Originated loans and leases (1)	0.81%	0.83%	0.84%	0.88%	0.88%
(Total Allowance + Loan mark) / Total Gross portfolio loans and leases (1)	1.30%	1.37%	1.44%	1.52%	1.60%

Troubled debt restructurings ("TDR"s) included in NPLs	$1,779	$1,756	$1,935	$3,711	$3,960
TDRs in compliance with modified terms	4,984	4,893	4,880	4,062	4,078
Total TDRs	$6,763	$6,649	$6,815	$7,773	$8,038

(1)Non-GAAP measure - see Appendix for Non-GAAP to GAAP reconciliation.

(2)Brokerage assets represent assets held at a registered broker dealer under a clearing agreement.

Bryn Mawr Bank Corporation

Detailed Balance Sheets (unaudited)

(dollars in thousands)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Cash and due from banks	$13,710	$15,594	$18,452	$17,161	$20,258
Interest-bearing deposits with banks	20,481	33,954	124,615	100,980	156,282
Cash and cash equivalents	34,191	49,548	143,067	118,141	176,540
Investment securities, available for sale	365,470	365,819	348,966	341,421	349,496
Investment securities, held to maturity	2,915	-	-	-	-
Investment securities, trading	3,521	3,642	3,950	3,451	4,029
Loans held for sale	11,882	7,807	8,987	8,721	15,363
Portfolio loans and leases, originated	2,090,070	2,015,683	1,883,869	1,804,834	1,692,027
Portfolio loans and leases, acquired	333,751	363,158	385,119	423,930	461,236
Total portfolio loans and leases	2,423,821	2,378,841	2,268,988	2,228,764	2,153,263
Less: Allowance for losses on originated loan and leases	(17,008)	(16,817)	(15,857)	(15,900)	(14,937)
Less: Allowance for losses on acquired loan and leases	(28)	(28)	-	(35)	(22)
Total allowance for loan and lease losses	(17,036)	(16,845)	(15,857)	(15,935)	(14,959)
Net portfolio loans and leases	2,406,785	2,361,996	2,253,131	2,212,829	2,138,304
Premises and equipment	43,607	44,712	45,339	44,370	43,164
Accrued interest receivable	8,144	8,205	7,869	7,744	7,518
Mortgage servicing rights	4,646	5,182	5,142	5,031	4,970
Bank owned life insurance	38,836	38,616	38,371	38,157	32,941
Federal Home Loan Bank ("FHLB") stock	10,618	12,142	12,942	11,742	11,542
Goodwill	104,765	104,765	104,765	104,338	104,322
Intangible assets	22,123	23,012	23,903	25,356	26,309
Other investments	8,722	8,487	9,460	9,499	9,295
Other assets	23,865	24,314	25,105	21,942	26,221
Total assets	$3,090,090	$3,058,247	$3,030,997	$2,952,742	$2,950,014

Liabilities
Deposits
Noninterest-bearing	$689,214	$643,492	$626,684	$605,607	$636,390
Interest-bearing	1,720,477	1,700,550	1,626,041	1,634,237	1,624,257
Total deposits	2,409,691	2,344,042	2,252,725	2,239,844	2,260,647
Short-term borrowings	19,119	37,010	94,167	24,264	26,406
Long-term FHLB advances and other borrowings	224,802	249,832	254,863	254,893	244,923
Subordinated notes	29,505	29,491	29,479	29,466	-
Accrued interest payable	1,846	1,294	1,851	1,444	1,292
Other liabilities	32,660	31,401	32,201	34,676	35,648
Total liabilities	2,717,623	2,693,070	2,665,286	2,584,587	2,568,916

Shareholders' equity
Common stock	20,972	20,949	20,931	20,854	20,848
Paid-in capital in excess of par value	230,311	229,479	228,814	226,980	225,837
Less: common stock held in treasury, at cost	(66,200)	(66,140)	(58,144)	(53,000)	(34,346)
Accumulated other comprehensive income (loss), net of tax	2,488	1,502	(412)	(11,040)	(11,634)
Retained earnings	184,896	179,387	174,522	184,361	180,393
Total shareholders equity	372,467	365,177	365,711	368,155	381,098
Total liabilities and shareholders' equity	$3,090,090	$3,058,247	$3,030,997	$2,952,742	$2,950,014

Bryn Mawr Bank Corporation

Supplemental Balance Sheet Information (unaudited)

(dollars in thousands)

	Portfolio Loans and Leases as of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Commercial mortgages	$1,055,934	$1,044,415	$964,259	$971,983	$924,161
Home equity loans and lines	202,989	205,896	209,473	212,258	211,982
Residential mortgages	414,863	412,006	406,404	399,730	381,323
Construction	133,313	119,193	90,421	82,820	88,122
Total real estate loans	1,807,099	1,781,510	1,670,557	1,666,791	1,605,588
Commercial & Industrial	538,684	523,053	524,515	488,977	472,702
Consumer	21,561	21,427	22,129	22,350	25,123
Leases	56,477	52,851	51,787	50,646	49,850
Total non-real estate loans and leases	616,722	597,331	598,431	561,973	547,675
Total portfolio loans and leases	$2,423,821	$2,378,841	$2,268,988	$2,228,764	$2,153,263

	Nonperforming Loans and Leases as of
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Commercial mortgages	$139	$872	$829	$931	$592
Home equity loans and lines	3,011	1,953	2,027	1,661	1,605
Residential mortgages	2,909	2,923	3,212	5,249	5,320
Construction	-	12	34	34	139
Total nonperforming real estate loans	6,059	5,760	6,102	7,875	7,656
Commercial & Industrial	3,457	3,822	4,133	4,337	1,283
Consumer	4	-	-	2	-
Leases	97	54	9	101	57
Total nonperforming non-real estate loans and leases	3,558	3,876	4,142	4,440	1,340
Total nonperforming portfolio loans and leases	$9,617	$9,636	$10,244	$12,315	$8,996

	Net Loan and Lease Charge-Offs (Recoveries) for the Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Commercial mortgage	$(3)	$107	$(4)	$-	$48
Home equity loans and lines	11	71	561	(21)	11
Residential	262	(35)	239	11	43
Construction	(62)	-	(1)	(1)	(1)
Total net charge-offs (recoveries) of real estate loans	208	143	795	(11)	101
Commercial & Industrial	(44)	25	902	38	(10)
Consumer	30	20	55	26	35
Leases	60	234	103	171	61
Total net charge-offs of non-real estate loans and leases	46	279	1,060	235	86
Total net charge-offs	$254	$422	$1,855	$224	$187

Bryn Mawr Bank Corporation

Supplemental Balance Sheet Information (unaudited)

(dollars in thousands)

	Investment Securities Available for Sale, at Fair Value
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
U.S. Treasury securities	$102	$102	$101	$102	$101
Obligations of the U.S. Government and agencies	86,134	96,080	101,495	91,639	93,125
State & political subdivisions - tax-free	39,047	39,502	41,442	43,388	40,967
State & political subdivisions - taxable	532	1,093	524	742	351
Mortgage-backed securities	186,354	183,127	158,689	155,509	161,283
Collateralized mortgage obligations	36,702	29,106	29,799	32,953	36,094
Other debt securities	1,450	1,700	1,691	1,896	1,894
Bond mutual funds	11,774	11,725	11,810	11,798	11,920
Other investments	3,375	3,384	3,415	3,394	3,761
Total	$365,470	$365,819	$348,966	$341,421	$349,496

	Unrealized Gain (Loss) on Investment Securities Available for Sale
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
U.S. Treasury securities	$1	$1	$-	$1	$-
Obligations of the U.S. Government and agencies	1,183	984	153	712	182
State & political subdivisions - tax-free	240	173	75	153	49
State & political subdivisions - taxable	8	18	(1)	2	1
Mortgage-backed securities	3,958	3,026	1,267	2,591	1,542
Collateralized mortgage obligations	496	330	43	339	223
Other debt securities	-	-	(9)	(4)	(6)
Bond mutual funds	(182)	(231)	(146)	(158)	(36)
Other investments	(66)	(155)	(192)	(193)	111
Total	$5,638	$4,146	$1,190	$3,443	$2,066

	Deposits
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Interest-bearing deposits:
Interest-bearing checking	$333,425	$335,240	$338,861	$330,683	$328,606
Money market	718,144	773,637	749,726	748,983	699,264
Savings	217,877	190,477	187,299	192,995	189,120
Wholesale non-maturity deposits	58,690	62,454	67,717	65,636	65,365
Wholesale time deposits	113,274	131,145	53,185	57,671	67,894
Retail time deposits	279,067	207,597	229,253	238,269	274,008
Total interest-bearing deposits	1,720,477	1,700,550	1,626,041	1,634,237	1,624,257
Noninterest-bearing deposits	689,214	643,492	626,684	605,607	636,390
Total deposits	$2,409,691	$2,344,042	$2,252,725	$2,239,844	$2,260,647

Bryn Mawr Bank Corporation

Detailed Income Statements (unaudited)

(dollars in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Interest income:
Interest and fees on loans and leases	$27,679	$26,696	$26,080	$25,620	$25,568	$54,375	$50,732
Interest on cash and cash equivalents	42	46	63	107	124	88	239
Interest on investment securities:	1,565	1,527	1,623	1,302	1,301	3,092	2,776
Total interest income	29,286	28,269	27,766	27,029	26,993	57,555	53,747
Interest expense:
Interest on deposits	1,402	1,076	1,046	1,076	1,062	2,478	2,090
Interest on short-term borrowings	20	17	9	8	10	37	31
Interest on FHLB advances and other borrowings	867	908	912	881	851	1,775	1,761
Interest on subordinated notes	370	366	370	231	-	736	-
Total interest expense	2,659	2,367	2,337	2,196	1,923	5,026	3,882
Net interest income	26,627	25,902	25,429	24,833	25,070	52,529	49,865
Provision for loan and lease losses (the "Provision")	445	1,410	1,777	1,200	850	1,855	1,419
Net interest income after Provision	26,182	24,492	23,652	23,633	24,220	50,674	48,446
Noninterest income:
Fees for wealth management services	9,431	8,832	8,995	9,194	9,600	18,263	18,705
Insurance revenue	845	1,276	842	1,065	817	2,121	1,838
Service charges on deposits	713	702	742	721	752	1,415	1,464
Loan servicing and other fees	539	492	502	397	597	1,031	1,188
Net gain on sale of loans	896	760	751	685	778	1,656	1,586
Net (loss) gain on sale of investment securities available for sale	(43)	(15)	58	60	3	(58)	813
Net (loss) gain on sale of other real estate owned	-	(76)	33	-	75	(76)	90
Dividends on FHLB and FRB stocks	263	214	330	138	299	477	914
Other operating income	1,176	1,023	1,415	1,090	1,256	2,199	2,344
Total noninterest income	13,820	13,208	13,668	13,350	14,177	27,028	28,942
Noninterest expense:
Salaries and wages	12,197	11,738	11,700	10,941	11,064	23,935	21,934
Employee benefits	2,436	2,485	2,268	2,590	2,618	4,921	5,347
Loss on pension termination	-	-	17,377	-	-	-	-
Occupancy and bank premises	2,367	2,488	2,474	2,557	2,808	4,855	5,274
Branch lease termination expense	-	-	929	-	-	-	-
Furniture, fixtures and equipment	1,895	1,919	2,129	1,712	1,488	3,814	3,000
Advertising	372	284	656	410	479	656	1,036
Amortization of intangible assets	889	891	937	953	955	1,780	1,937
Impairment of intangible assets	-	-	387	-	-	-	-
Impairment (recovery) of mortgage servicing rights ("MSRs")	599	83	(17)	36	(22)	682	51
Due diligence, merger-related and merger integration expenses	-	-	1,860	1,015	1,294	-	3,795
Professional fees	946	813	1,010	843	827	1,759	1,500
Pennsylvania bank shares tax	640	638	(46)	433	433	1,278	866
Information technology	875	1,048	874	1,053	814	1,923	1,516
Other operating expenses	3,043	2,664	4,413	2,860	3,224	5,707	7,155
Total noninterest expense	26,259	25,051	46,951	25,403	25,982	51,310	53,411
Income (loss) before income taxes	13,743	12,649	(9,631)	11,580	12,415	26,392	23,977
Income tax expense (benefit)	4,823	4,375	(3,276)	4,084	4,296	9,198	8,364
Net income (loss)	$8,920	$8,274	$(6,355)	$7,496	$8,119	$17,194	$15,613
Per share data:
Weighted average shares outstanding	16,812,219	16,848,202	17,129,234	17,572,421	17,713,794	16,830,211	17,630,263
Dilutive common shares	212,818	34,991	-	261,877	340,869	123,905	349,163
Adjusted weighted average diluted shares	17,025,037	16,883,193	17,129,234	17,834,298	18,054,663	16,954,116	17,979,426
Basic earnings (loss) per common share	$0.53	$0.49	$(0.37)	$0.43	$0.46	$1.02	$0.89
Diluted earnings (loss) per common share	$0.52	$0.49	$(0.37)	$0.42	$0.45	$1.01	$0.87
Dividend declared per share	$0.20	$0.20	$0.20	$0.20	$0.19	$0.40	$0.38
Effective tax rate	35.09%	34.59%	34.02%	35.27%	34.60%	34.85%	34.88%

Bryn Mawr Bank Corporation

Tax-Equivalent Net Interest Margin (unaudited)

(dollars in thousands, except per share data)

	For The Three Months Ended															For The Six Months Ended
	June 30, 2016			March 31, 2016			December 31, 2015			September 30, 2015			June 30, 2015			June 30, 2016			June 30, 2015
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid

Assets:
Interest-bearing deposits with other banks	$44,950	$42	0.38%	$39,050	$46	0.47%	$90,832	$63	0.28%	$165,723	$107	0.26%	$182,099	$124	0.27%	$42,000	$88	0.42%	$194,328	$239	0.25%
Investment securities - available for sale:
Taxable	325,893	1,433	1.77%	316,353	1,397	1.78%	307,524	1,432	1.85%	310,582	1,172	1.50%	310,011	1,184	1.53%	321,123	2,838	1.78%	322,421	2,520	1.58%
Tax-exempt	39,193	187	1.92%	40,658	191	1.89%	43,144	195	1.79%	41,424	186	1.78%	37,035	157	1.70%	39,925	378	1.90%	36,184	360	2.01%
Total investment securities - available for sale	365,086	1,620	1.78%	357,011	1,588	1.79%	350,668	1,627	1.84%	352,006	1,358	1.53%	347,046	1,341	1.55%	361,048	3,216	1.79%	358,605	2,880	1.62%

Investment securities - held to maturity	2,427	4	0.66%	-			-	-	0.00%	-	-		-	-		1,214	-
Investment securities - trading	3,640	2	0.22%	3,946	2	0.20%	3,571	60	6.67%	4,022	5	0.49%	4,034	11	1.09%	3,793	-		3,966	15	0.76%

Loans and leases *	2,412,643	27,761	4.63%	2,308,584	26,778	4.67%	2,247,720	26,158	4.62%	2,191,652	25,698	4.65%	2,118,106	25,623	4.85%	2,360,613	54,539	4.65%	2,100,592	50,850	4.88%

Total interest-earning assets	2,828,746	29,429	4.18%	2,708,591	28,414	4.22%	2,692,791	27,908	4.11%	2,713,403	27,168	3.97%	2,651,285	27,099	4.10%	2,768,668	57,843	4.20%	2,657,491	53,984	4.10%

Cash and due from banks	16,413			16,501			18,005			17,160			16,222			16,457			17,649
Less: allowance for loan and lease losses	(17,271)			(16,239)			(16,106)			(15,066)			(14,346)			(16,755)			(14,605)
Other assets	262,065			264,295			264,321			265,811			257,540			263,180			253,873

Total assets	$3,089,953			$2,973,148			$2,959,011			$2,981,308			$2,910,701			$3,031,550			$2,914,408

Liabilities:

Interest-bearing deposits:
Savings, NOW and market rate deposits	$1,273,964	$589	0.19%	$1,279,630	$569	0.18%	$1,260,575	$565	0.18%	$1,260,529	$584	0.18%	$1,224,544	$575	0.19%	$1,276,797	$1,158	0.18%	$1,238,399	$1,169	0.19%
Wholesale deposits	196,517	361	0.74%	137,201	233	0.68%	119,394	186	0.62%	133,277	203	0.60%	130,497	195	0.60%	166,859	594	0.72%	135,282	383	0.57%
Retail time deposits	246,771	452	0.74%	216,820	274	0.51%	231,605	295	0.51%	251,170	289	0.46%	273,718	292	0.43%	231,795	726	0.63%	270,775	538	0.40%
Total interest-bearing deposits	1,717,252	1,402	0.33%	1,633,651	1,076	0.26%	1,611,574	1,046	0.26%	1,644,976	1,076	0.26%	1,628,759	1,062	0.26%	1,675,451	2,478	0.30%	1,644,456	2,090	0.26%

Borrowings:
Short-term borrowings	32,328	20	0.25%	34,158	17	0.20%	26,092	9	0.14%	28,166	8	0.11%	34,980	10	0.11%	33,243	37	0.22%	45,038	31	0.14%
Long-term FHLB advances and other borrowings	236,248	867	1.48%	250,015	908	1.46%	254,880	912	1.42%	248,606	881	1.41%	249,678	851	1.37%	243,131	1,775	1.47%	257,963	1,761	1.38%
Subordinated notes	29,496	370	5.05%	29,482	366	4.99%	29,471	370	4.98%	18,190	231	5.04%	-	-	0.00%	29,489	736	5.02%	-	-	0.00%
Total borrowings	298,072	1,257	1.70%	313,655	1,291	1.66%	310,443	1,291	1.65%	294,962	1,120	1.51%	284,658	861	1.21%	305,863	2,548	1.68%	303,001	1,792	1.19%

Total interest-bearing liabilities	2,015,324	2,659	0.53%	1,947,306	2,367	0.49%	1,922,017	2,337	0.48%	1,939,938	2,196	0.45%	1,913,417	1,923	0.40%	1,981,314	5,026	0.51%	1,947,457	3,882	0.40%

Noninterest-bearing deposits	675,710			631,047			634,969			625,547			580,240			653,379			557,386
Other liabilities	32,804			33,923			36,665			39,219			37,890			33,363			34,332
Total noninterest-bearing liabilities	708,514			664,970			671,634			664,766			618,130			686,742			591,718

Total liabilities	2,723,838			2,612,276			2,593,651			2,604,704			2,531,547			2,668,056			2,539,175

Shareholders' equity	366,115			360,872			365,360			376,604			379,154			363,494			375,233

Total liabilities and shareholders' equity	$3,089,953			$2,973,148			$2,959,011			$2,981,308			$2,910,701			$3,031,550			$2,914,408

Interest income to earning assets			4.18%			4.22%			4.11%			3.97%			4.10%			4.20%			4.10%

Net interest spread			3.65%			3.73%			3.63%			3.52%			3.70%			3.69%			3.70%
Effect of noninterest-bearing sources			0.16%			0.14%			0.14%			0.13%			0.11%			0.15%			0.10%

Tax-equivalent net interest margin		$26,770	3.81%		$26,047	3.87%		$25,571	3.77%		$24,972	3.65%		$25,176	3.81%		$52,817	3.84%		$50,102	3.80%

Tax-equivalent adjustment		$143	0.02%		$145	0.02%		$142	0.02%		$139	0.02%		$106	0.02%		$288	0.02%		$237	0.02%

Supplemental Information Regarding Accretion of Fair Value Marks
		Interest Income (Expense) Effect	Effect on Yield or Rate		Interest Income (Expense) Effect	Effect on Yield or Rate		Interest Income (Expense) Effect	Effect on Yield or Rate		Interest Income (Expense) Effect	Effect on Yield or Rate		Interest Income (Expense) Effect	Effect on Yield or Rate		Interest Income (Expense) Effect	Effect on Yield or Rate		Interest Income (Expense) Effect	Effect on Yield or Rate
Loans and leases		$1,076	0.18%		$953	0.17%		$707	0.12%		$763	0.14%		$1,246	0.24%		$2,029	0.17%		$2,373	0.23%
Retail time deposits		(61)	-0.10%		(110)	-0.20%		(123)	-0.21%		(188)	-0.30%		(205)	-0.30%		(171)	-0.15%		(450)	-0.34%
Short-term borrowings		-	0.00%		(12)	-0.14%		(35)	-0.53%		(35)	-0.49%		(35)	-0.40%		(12)	-0.07%		(69)	-0.31%
Long-term FHLB advances and other borrowings		(30)	-0.05%		(30)	-0.05%		(30)	-0.05%		(30)	-0.05%		(30)	-0.05%		(60)	-0.05%		(66)	-0.05%
Net interest income from fair value marks		$1,167			$1,105			$895			$1,016			$1,516			$2,272			$2,958
Purchase accounting effect on tax-equivalent margin			0.17%			0.16%			0.13%			0.15%			0.23%			0.17%			0.22%

* Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.

Bryn Mawr Bank Corporation

Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)

(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Reconciliation of Net Income to Net Income (core):
Net income (loss) (a GAAP measure)	$8,920	$8,274	$(6,355)	$7,496	$8,119	$17,194	$15,613
Less: Tax-effected non-core noninterest income:
Loss (gain) on sale of investment securities available for sale	28	10	(38)	(39)	(2)	38	(528)
Add: Tax-effected non-core noninterest expense items:
Loss on pension termination	-	-	11,295	-	-	-	-
Severance expense (Salaries and wages)	-	-	142	124	-	-	-
Branch lease termination expense	-	-	604	-	-	-	-
Debt and swap prepayment penalty (Other operating expenses)	-	-	397	-	-	-	339
Impairment of intangible assets	-	-	252	-	-	-	-
Due diligence, merger-related and merger integration expenses	-	-	1,209	660	841	-	2,467
Net income (core) (a non-GAAP measure)	$8,948	$8,284	$7,506	$8,241	$8,958	$17,232	$17,891

Calculation of Basic and Diluted Earnings per Common Share (core):
Weighted average common shares outstanding	16,812,219	16,848,202	17,129,234	17,572,421	17,713,794	16,830,211	17,630,263
Dilutive common shares	214,656	63,617	112,783	261,877	340,869	124,824	349,163
Adjusted weighted average diluted shares	17,026,875	16,911,819	17,242,017	17,834,298	18,054,663	16,955,035	17,979,426
Basic earnings per common share (core) (a non-GAAP measure)	$0.53	$0.49	$0.44	$0.47	$0.51	$1.02	$1.01
Diluted earnings per common share (core) (a non-GAAP measure)	$0.53	$0.49	$0.44	$0.46	$0.50	$1.02	$1.00

Calculation of Return on Average Tangible Equity:
Net income (loss)	$8,920	$8,274	$(6,355)	$7,496	$8,119	$17,194	$15,613
Add: Tax-effected amortization and impairment of intangible assets	578	579	861	619	621	1,157	1,259
Net tangible income (numerator)	$9,498	$8,853	$(5,494)	$8,115	$8,740	$18,351	$16,872

Average shareholders' equity	$366,115	$360,872	$365,360	$376,604	$379,154	$363,494	$375,233
Less: Average goodwill and intangible assets	(127,402)	(128,296)	(129,292)	(130,241)	(129,116)	(127,849)	(126,568)
Net average tangible equity (denominator)	$238,713	$232,576	$236,068	$246,363	$250,038	$235,645	$248,665

Return on tangible equity (a non-GAAP measure)	16.00%	15.31%	-9.23%	13.07%	14.02%	15.66%	13.68%

Calculation of Tangible Equity Ratio:
Total shareholders' equity	$372,467	$365,177	$365,711	$368,155	$381,098
Less: Goodwill and intangible assets	(126,888)	(127,777)	(128,668)	(129,694)	(130,631)
Net tangible equity (numerator)	$245,579	$237,400	$237,043	$238,461	$250,467

Total assets	$3,090,090	$3,058,247	$3,030,997	$2,952,742	$2,950,014
Less: Goodwill and intangible assets	(126,888)	(127,777)	(128,668)	(129,694)	(130,631)
Tangible assets (denominator)	$2,963,202	$2,930,470	$2,902,329	$2,823,048	$2,819,383

Tangible equity ratio	8.29%	8.10%	8.17%	8.45%	8.88%

Bryn Mawr Bank Corporation

Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)

(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Calculation of Efficiency Ratio:
Noninterest expense	$26,259	$25,051	$46,951	$25,403	$25,982	$51,310	$53,411
Less: certain noninterest expense items*:
Loss on pension termination	-	-	(17,377)	-	-	-	-
Severance expense (Salaries and wages)	-	-	(218)	(191)	-	-	-
Branch lease termination expense	-	-	(929)	-	-	-	-
Debt and swap prepayment penalty (Other operating expenses)	-	-	(611)	-	-	-	(522)
Amortization of intangibles	(889)	(891)	(937)	(953)	(955)	(1,780)	(1,937)
Impairment of intangible assets	-	-	(388)	-	-	-	-
Due diligence, merger-related and merger integration expenses	-	-	(1,860)	(1,015)	(1,294)	-	(3,795)
Noninterest expense (adjusted) (numerator)	$25,370	$24,160	$24,631	$23,244	$23,733	$49,530	$47,157

Noninterest income	$13,820	$13,208	$13,668	$13,350	$14,177	$27,028	$28,942
Less: non-core noninterest income items:
Loss (gain) on sale of investment securities available for sale	43	15	(58)	(60)	(3)	58	(812)
Noninterest income (core)	$13,863	$13,223	$13,610	$13,290	$14,174	$27,086	$28,130
Net interest income	26,627	25,902	25,429	24,833	25,070	52,529	49,865
Noninterest income (core) and net interest income (denominator)	$40,490	$39,125	$39,039	$38,123	$39,244	$79,615	$77,995

Efficiency ratio	62.66%	61.75%	63.09%	60.97%	60.48%	62.21%	60.46%

* In calculating the Corporation's efficiency ratio, which is used by Management to identify the cost of generating each dollar of core revenue, certain non-core income and expense items as well as the amortization of intangible assets, are excluded.

Supplemental Loan and Allowance Information Used to Calculate Non-GAAP Measures

Total Allowance	$17,036	$16,845	$15,857	$15,935	$14,959
less: Allowance on acquired loans	28	28	-	35	22
Allowance on originated loans and leases	$17,008	$16,817	$15,857	$15,900	$14,937

Total Allowance	$17,036	$16,845	$15,857	$15,935	$14,959
Loan mark on acquired loans	14,566	15,930	17,108	18,179	19,816
Total Allowance + Loan mark	$31,602	$32,775	$32,965	$34,114	$34,775

Total Portfolio loans and leases	$2,423,821	$2,378,841	$2,268,988	$2,228,764	$2,153,263
less: Originated loans and leases	2,090,070	2,015,683	1,883,869	1,804,835	1,692,041
Net acquired loans	$333,751	$363,158	$385,119	$423,929	$461,222
add: Loan mark on acquired loans	14,566	15,930	17,108	18,179	19,816
Gross acquired loans (excludes loan mark)	$348,317	$379,088	$402,227	$442,108	$481,038
Originated loans and leases	2,090,070	2,015,683	1,883,869	1,804,835	1,692,041
Total Gross portfolio loans and leases	$2,438,387	$2,394,771	$2,286,096	$2,246,943	$2,173,079